UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 6, 2026
NAUTICUS ROBOTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40611	87-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17146 Feathercraft Lane, Suite 450, Webster, TX 77598
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (281) 942-9069
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KITT	The Nasdaq Stock Market LLC
Warrants	KITTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 related to the Certificate of Designation (as defined below) and Exhibit 3.1 is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed by Nauticus Robotics, Inc. (the "Company") in its filings with the SEC, on February 6, 2026, the Company entered into the Securities Purchase Agreement (the “Purchase Agreement”), by and among the Company and Master Investment Group, pursuant to which the Company agreed to issue and sell certain shares of Series D Convertible Preferred Stock of the Company, par value $0.0001 (the “Series D Preferred Stock”) and certain common stock purchase warrants to such investor.

On July 6, 2026, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designations of Series D Convertible Preferred Stock (the "Certificate of Designation"), establishing a new series of preferred stock designated as the Company's Series D Convertible Preferred Stock, consisting of up to 50,000 shares. The filing of the Certificate of Designation was contemplated by, and implements the terms of, the Purchase Agreement.
The Certificate of Designation establishes the rights, preferences and privileges of the Series D Convertible Preferred Stock, including, among other things:

•a stated value of $1,000 per share;
•cumulative dividends at a rate of 10% per annum;
•conversion rights into shares of the Company's common stock, par value $0.0001 per share, subject to the terms and limitations set forth therein, including applicable Nasdaq stockholder approval requirements;
•liquidation preferences; and
•redemption and voting rights.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
3.1	Certificate of Designations of Rights and Preferences of Series D Convertible Preferred Stock of Nauticus Robotics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July [X], 2026	Nauticus Robotics, Inc.

	By:	/s/ Michael Ferrier
		Name:	Michael Ferrier
		Title:	General Counsel